                                                                    EXHIBIT 23.2
                                                                    ------------


                         CONSENT OF ARTHUR ANDERSEN LLP


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18, 2000, which is included in the 1999 Annual Report of First United Bancshares, Inc. on Form 10-K and to all references to our Firm included in this registration statement.


                                          /s/ Arthur Andersen LLP

Jackson, Mississippi
June 14, 2000